BLACKROCK EMERGING MARKETS FUND, INC.

(the “Fund”)

Supplement dated April 25, 2024 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated August 28, 2023, as amended or supplemented to date

Effective May 1, 2024, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Emerging Markets Fund, Inc. — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Emerging Markets Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Gordon Fraser	2017	Managing Director of BlackRock, Inc.
Kevin Jia	2020	Director of BlackRock, Inc.
Emily Fletcher	2024	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Gordon Fraser, Kevin Jia and Emily Fletcher are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Gordon Fraser	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2019.
Kevin Jia	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2023; Vice President of BlackRock, Inc. from 2020 to 2022; Associate of BlackRock, Inc. from 2015 to 2019.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Emily Fletcher	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2024	Managing Director in Global Emerging Market Equities at BlackRock, Inc. since 2022; Director in Global Emerging Market Equities at BlackRock, Inc. from 2016 to 2021; portfolio manager and research analyst in Global Emerging Markets Equities at BlackRock, Inc. since 2008.

Shareholders should retain this Supplement for future reference.

PR2-EM-0424SUP

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